UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	September 19, 2007
(September 18, 2007)

BEACON ROOFING SUPPLY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50924	36-4173371
(Commission File Number)	(IRS Employer
Identification No.)

1 Lakeland Park Drive
Peabody, MA	01960
(Address of Principal Executive Offices)	(Zip Code)

(877) 645-7663
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Beacon Roofing Supply, Inc. amended Article 7, Section 7.1 of its amended and restated by-laws, effective September 18, 2007, to change the end of its fiscal year from the close of business on the last Saturday of September to the close of business on the last day of September.  A copy of the amended and restated by-laws, as amended, is filed as Exhibit 3.1 to this Form 8-K.

Item 9.01            Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated By-Laws of Beacon Roofing Supply, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date:	September 19, 2007	By:	/s/ David R. Grace
David R. Grace
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description

3.1	Amended and Restated By-Laws of Beacon Roofing Supply, Inc.